Putnam Focused Equity Fund
The fund's portfolio
5/31/24 (Unaudited)

COMMON STOCKS (99.2%)(a)
	Shares	Value
Air freight and logistics (1.4%)
FedEx Corp.	36,900	$9,371,124

		9,371,124
Banks (2.5%)
Citigroup, Inc.	261,920	16,320,235

		16,320,235
Beverages (2.1%)
Constellation Brands, Inc. Class A	55,240	13,822,705

		13,822,705
Biotechnology (1.2%)
Ascendis Pharma A/S ADR (Denmark)(NON)	55,791	7,537,364

		7,537,364
Broadline retail (6.3%)
Amazon.com, Inc.(NON)	232,600	41,039,944

		41,039,944
Capital markets (2.0%)
Charles Schwab Corp. (The)	177,300	12,992,544

		12,992,544
Chemicals (1.4%)
Corteva, Inc.	163,700	9,157,378

		9,157,378
Consumer finance (1.5%)
Capital One Financial Corp.	71,900	9,895,597

		9,895,597
Consumer staples distribution and retail (2.1%)
Walmart, Inc.	212,300	13,960,848

		13,960,848
Electric utilities (2.3%)
NextEra Energy, Inc.	190,500	15,243,810

		15,243,810
Electronic equipment, instruments, and components (1.9%)
Vontier Corp.	305,100	12,197,898

		12,197,898
Financial services (2.6%)
Apollo Global Management, Inc.	146,000	16,959,360

		16,959,360
Ground transportation (2.0%)
Canadian Pacific Kansas City, Ltd. (Canada)(S)	162,400	12,888,064

		12,888,064
Health care equipment and supplies (2.1%)
Intuitive Surgical, Inc.(NON)	34,000	13,672,080

		13,672,080
Health care providers and services (2.9%)
UnitedHealth Group, Inc.	38,000	18,824,060

		18,824,060
Hotels, restaurants, and leisure (3.0%)
Hilton Worldwide Holdings, Inc.	76,314	15,308,588
Viking Holdings, Ltd. (Bermuda)(NON)(S)	143,400	4,504,194

		19,812,782
Insurance (3.7%)
AIA Group, Ltd. (Hong Kong)	1,703,400	13,239,634
AXA SA (France)	301,495	10,877,289

		24,116,923
Interactive media and services (4.9%)
Alphabet, Inc. Class A(NON)	187,600	32,361,000

		32,361,000
Life sciences tools and services (1.4%)
Danaher Corp.	35,800	9,193,440

		9,193,440
Machinery (2.8%)
Otis Worldwide Corp.	183,537	18,206,870

		18,206,870
Media (1.6%)
Charter Communications, Inc. Class A(NON)(S)	35,813	10,282,629

		10,282,629
Office REITs (1.2%)
Vornado Realty Trust(R)(S)	307,966	7,551,326

		7,551,326
Oil, gas, and consumable fuels (5.6%)
Cenovus Energy, Inc. (Canada)	383,919	8,002,596
Exxon Mobil Corp.	242,600	28,447,276

		36,449,872
Passenger airlines (1.8%)
Ryanair Holdings PLC ADR (Ireland)(S)	98,300	11,957,212

		11,957,212
Pharmaceuticals (4.6%)
AstraZeneca PLC ADR (United Kingdom)	183,700	14,332,274
Eli Lilly and Co.	19,000	15,586,460

		29,918,734
Semiconductors and semiconductor equipment (10.1%)
Advanced Micro Devices, Inc.(NON)	95,400	15,922,260
NVIDIA Corp.	45,800	50,211,914

		66,134,174
Software (13.6%)
Fair Isaac Corp.(NON)	5,400	6,965,622
Microsoft Corp.	170,698	70,861,861
Oracle Corp.	93,500	10,957,265

		88,784,748
Specialty retail (2.7%)
Home Depot, Inc. (The)	52,734	17,659,035

		17,659,035
Technology hardware, storage, and peripherals (7.9%)
Apple, Inc.	229,300	44,082,925
Seagate Technology Holdings PLC	80,900	7,543,117

		51,626,042

Total common stocks (cost $454,039,746)		$647,937,798

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes
0.375%, 11/30/25(i)	$56,000	$52,297
0.25%, 5/31/25(i)	151,000	143,828

Total U.S. treasury obligations (cost $196,125)		$196,125

SHORT-TERM INVESTMENTS (5.5%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 5.54%(AFF)	Shares	29,558,365	$29,558,365
Putnam Short Term Investment Fund Class P 5.46%(AFF)	Shares	5,125,995	5,125,995
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.26%(P)	Shares	440,000	440,000
U.S. Treasury Bills 5.379%, 6/25/24		$500,000	498,390

Total short-term investments (cost $35,622,624)			$35,622,750
TOTAL INVESTMENTS

Total investments (cost $489,858,495)			$683,756,673

	FORWARD CURRENCY CONTRACTS at 5/31/24 (aggregate face value $85,002,073) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Canadian Dollar	Sell	7/17/24	$631,249	$638,481	$7,232
	Barclays Bank PLC
		Euro	Sell	6/20/24	671,124	673,498	2,374
	Citibank, N.A.
		Danish Krone	Sell	6/20/24	4,058,514	4,092,555	34,041
		Euro	Sell	6/20/24	11,507,159	11,552,697	45,538
		Hong Kong Dollar	Sell	8/21/24	2,417,822	2,420,335	2,513
	Goldman Sachs International
		British Pound	Sell	6/20/24	2,961,085	2,950,252	(10,833)
		Canadian Dollar	Sell	7/17/24	5,782,728	5,847,917	65,189
	HSBC Bank USA, National Association
		Hong Kong Dollar	Sell	8/21/24	4,352,350	4,358,970	6,620
	JPMorgan Chase Bank N.A.
		Hong Kong Dollar	Sell	8/21/24	1,770,981	1,772,810	1,829
	Morgan Stanley & Co. International PLC
		British Pound	Sell	6/20/24	897,781	894,781	(3,000)
		Canadian Dollar	Sell	7/17/24	3,433,095	3,460,967	27,872
		Euro	Sell	6/20/24	12,214,440	12,243,746	29,306
		Hong Kong Dollar	Sell	8/21/24	3,271,765	3,275,132	3,367
	NatWest Markets PLC
		Danish Krone	Sell	6/20/24	3,534,784	3,564,536	29,752
	State Street Bank and Trust Co.
		British Pound	Sell	6/20/24	8,907,594	8,875,705	(31,889)
		Canadian Dollar	Sell	7/17/24	3,145,670	3,296,476	150,806
		Euro	Buy	6/20/24	1,902,405	1,892,317	10,088
		Euro	Sell	6/20/24	1,902,405	1,903,326	921
		Euro	Buy	9/18/24	429,151	429,078	73
	UBS AG
		Canadian Dollar	Sell	7/17/24	8,077,431	8,169,271	91,840
		Euro	Buy	6/20/24	90,989	90,999	(10)
		Euro	Sell	6/20/24	90,989	91,033	44
	WestPac Banking Corp.
		British Pound	Sell	6/20/24	934,100	930,692	(3,408)
		Hong Kong Dollar	Sell	8/21/24	1,574,875	1,576,499	1,624

	Unrealized appreciation						511,029

	Unrealized (depreciation)						(49,140)

	Total						$461,889
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2023 through May 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $653,117,507.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 5/31/24
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$23,090,615	$309,159,874	$302,692,124	$867,940	$29,558,365
	Putnam Short Term Investment Fund Class P‡	6,029,193	69,195,054	70,098,252	261,351	5,125,995

	Total Short-term investments	$29,119,808	$378,354,928	$372,790,376	$1,129,291	$34,684,360
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $29,558,365 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $29,781,114.
‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $1,784 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$42,643,629	$—	$—
Consumer discretionary	78,511,761	—	—
Consumer staples	27,783,553	—	—
Energy	36,449,872	—	—
Financials	56,167,736	24,116,923	—
Health care	79,145,678	—	—
Industrials	52,423,270	—	—
Information technology	218,742,862	—	—
Materials	9,157,378	—	—
Real estate	7,551,326	—	—
Utilities	15,243,810	—	—

Total common stocks	623,820,875	24,116,923	—
U.S. treasury obligations	—	196,125	—
Short-term investments	440,000	35,182,750	—

Totals by level	$624,260,875	$59,495,798	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$461,889	$—

Totals by level	$—	$461,889	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$90,300,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com